WHEN RECORDED RETURN TO:

THOMPSON & KNIGHT LLP
ONE ARTS PLAZA
1722 ROUTH STREET, SUITE 1500
DALLAS, TEXAS 75201-2533
ATTENTION: JEANNE BURTON

Loan No. 07-0084291

ASSUMPTION AND MODIFICATION AGREEMENT
(Portfolio)

This ASSUMPTION AND MODIFICATION AGREEMENT (Portfolio) (this “Agreement”) is dated effective as of May 12, 2011 (the “Effective Date”), by and among (i) TMB-ALICE, LP, a Delaware limited partnership, CARLSBAD-TMB, LLC, a Delaware limited liability company, HOBBS-TMB, LLC, a Delaware limited liability company, HOPE-TMB, LLC, a Delaware limited liability company, TMB-LAKE CHARLES, LP, a Delaware limited partnership, LONGVIEW-TMB, LP, a Delaware limited partnership, TMB-LUFKIN, LP, a Delaware limited partnership, VICTORIA-TMB, LP, a Delaware limited partnership, and TMB-I, LP, a Delaware limited partnership (together with LONGVIEW-TMB, LP, a Delaware limited partnership, individually or collectively, as the context may require, called “Original Borrower”), (ii) RICHARD SEGAL, an adult resident of Westchester, New York (“Original Guarantor”) (iii) G&E HC REIT II ALICE MOB, LLC, G&E HC REIT II CARLSBAD MOB, LLC, G&E HC REIT II HOBBS MOB, LLC, G&E HC REIT II HOPE MOB, LLC, G&E HC REIT II LAKE CHARLES MOB, LLC, G&E HC REIT II LUFKIN MOB, LLC, G&E HC REIT II VICTORIA MOB, LLC, and G&E HC REIT II WHARTON MOB, LLC, each a Delaware limited liability company (collectively and individually, as the context may require, “Substitute Borrower”), (iv) GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation (“Substitute Guarantor”) (all of the foregoing herein sometimes called “Loan Parties” or “Loan Party”, as the context may require), and (v) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its capacity as agent for Lender, as defined in the hereinafter defined Loan Agreement, together with its successors and assigns, “Agent”).

STATEMENT OF FACTS:

A.	The following documents, each dated December 29, 2006, except where otherwise indicated, have previously been executed and delivered to Agent and Lender relating to a loan from Agent and Lender to Original Borrower in the original principal amount of $43,050,000:

1.	Loan Agreement by and among Original Borrower and Agent (as modified by the hereinafter defined Prior Modification Agreement, the “Original Loan Agreement”);

2.	Modified Promissory Note (Portfolio) dated as of the Effective Date, made by Original Borrowers to Agent, in the stated principal amount of $23,238,842.49 (the “Note”);

3.	The deeds of trust and mortgages listed and described on Schedule I attached to and made a part of this Agreement (as modified by the Prior Modification Agreement, collectively, the “Security Instruments”; individually referred to in this Agreement by the names given thereto in Schedule I), covering certain real and personal property described therein (the “Property”);

4.	The assignments of leases and rents listed and described on Schedule I attached to and made a part of this Agreement (as modified by the Prior Modification Agreement, collectively, the “ALRs”; individually referred to in this Agreement by the names given thereto in Schedule I), covering the Property;

5.	The Collateral Assignments of Lease Guaranty listed and described on Schedule I attached to and made a part of this Agreement (as modified by the Prior Modification Agreement, collectively, the “Collateral Assignments”);

6.	The Subordination, Nondisturbance, Attornment, and Lessee-Lessor Estoppel Agreements listed and described on Schedule I attached to and made a part of this Agreement (as modified from time to time, collectively, the “SNDAs”);

7.	The Agreements Regarding Ground Lease listed and described on Schedule I attached to and made a part of this Agreement (as modified from time to time, collectively, the “ARGLs”); and

8.	The Hazardous Materials Indemnity Agreement executed by Original Borrower and Original Guarantor to and for the benefit of Agent (as modified by the Prior Modification Agreement, the “Indemnity Agreement”);

the instruments described above and all other documents evidencing, securing, or otherwise executed prior to the Effective Date in connection with the Loan, as amended from time to time, including (but not limited to) by the Prior Modification Agreement, being herein collectively called the “Original Loan Documents”. The Original Loan Documents, as modified by this Agreement, together with the hereinafter defined Loan Agreement and Substitute Guaranty and any other documents executed or delivered by Substitute Borrower and/or Substitute Guarantor in connection with the transactions contemplated by this Agreement, are herein collectively called the “Loan Documents”.

B.	Original Guarantor has guaranteed certain obligations of Original Borrower with respect to the Loan pursuant to an Agreement of Principal in favor of Agent and Lender dated of even date with the Original Loan Agreement (the “Original Guaranty”).

C.	Original Borrower, Original Guarantor, and Agent have previously entered into that certain First Modification Agreement (the “Prior Modification Agreement”), dated as of the Effective Date, to be recorded in the real property records of each county in which a Security Instrument was recorded.

D.	Loan Parties have requested that Agent consent to (1) Original Borrower’s conveyance of its entire interest in the Property to Substitute Borrower; (2) the release of Original Borrower from all liability under the Loan Documents for matters arising from and after the Effective Date; and (3) the release of Original Guarantor from all liability under the Original Guaranty for matters arising from and after the Effective Date, and Agent is willing to do so on the terms and conditions set forth in this Agreement.

E.	Contemporaneously with the execution and delivery of this Agreement:

1.	Original Borrower has sold and conveyed to Substitute Borrower, effective as of the Effective Date, the Property, which comprises a portion of the Loan collateral described in the Original Loan Agreement, but excluding the Longview Project (as defined in the Original Loan Agreement), ownership of which was retained by Longview-TMB, LP;

2.	Substitute Borrower, Agent, and Lender have entered into that certain Amended and Restated Loan Agreement of even date herewith (the “Loan Agreement”) setting forth certain of the terms and conditions of the loan evidenced by the Note (the “Loan”), which Loan Agreement amends and restates in its entirety, and supersedes and replaces with respect to the Property, the Original Loan Agreement;

3.	Substitute Borrower has entered into that certain Contribution Agreement, dated as of the Effective Date, concerning liabilities with respect to the Loan (the “Contribution Agreement”); and

4.	Substitute Guarantor has guaranteed certain obligations of Substitute Borrower pursuant to the Agreement of Principal dated as of the Effective Date in favor of Agent (the “Substitute Guaranty”).

F.	Contemporaneously with the execution and delivery of this Agreement:

1.	Longview-TMB, LP, a Delaware limited partnership (the “Seavest Longview Borrower”), has retained ownership of that certain portion of the collateral under the Original Loan Documents located in Longview, Texas, and described in Exhibit A-7 attached to the Original Loan Agreement (the “Longview Project”); and

2.	The Seavest Longview Borrower, Agent, and Lender have entered into that certain Amended and Restated Loan Agreement (Longview, Texas) dated as of the Effective Date, which Amended and Restated Loan Agreement amends and restates in its entirety, and supersedes and replaces with respect to the Longview Project, the Original Loan Agreement.

AGREEMENTS:

For and in consideration of the mutual covenants contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same definition as set forth in the Loan Agreement. This Agreement constitutes a “Loan Document” as such term is defined in the Loan Agreement.

2. Consent to Transfer to Substitute Borrower. Agent hereby consents to Original Borrower’s transfer of its entire interest in the Property to Substitute Borrower and waives its option to accelerate the indebtedness evidenced by the Note or to otherwise declare an Event of Default (as defined in the Original Loan Agreement) on account of such transfer. The foregoing consent is made without prejudice to Agent’s or Lender’s rights with respect to any further conveyance of the Property or any interest therein. Agent and Loan Parties expressly acknowledge that the Longview Project has not been acquired by Substitute Borrower and is not subject to the Loan Documents.

3. Assumption of Obligations by Substitute Borrower. Substitute Borrower hereby assumes and promises to keep and perform all covenants and obligations in the Loan Documents originally to be performed by Original Borrower. For purposes of clarity, such assumed covenants and obligations expressly exclude any covenants and obligations relating to the Longview Project.

4. Assumption of Indemnity Agreement by Substitute Borrower and Substitute Guarantor. Each of Substitute Borrower and Substitute Guarantor hereby assumes and promises to keep and perform all covenants and obligations in the Indemnity Agreement (as modified by this Agreement) originally to be performed by Original Borrower and/or Original Guarantor (as applicable). For purposes of clarity, such assumed covenants and obligations expressly exclude any covenants and obligations relating to the Longview Project.

5. Release of Original Borrower. Lender hereby agrees that Original Borrower shall have no obligation or liability under the Loan Documents from and after the Effective Date, provided that such release (a) shall not cover any such obligation or liability accruing under the Original Loan Documents up to and including the Effective Date or any of Original Borrower’s obligations contained in this Agreement and (b) shall not be deemed to release the Seavest Longview Borrower from any obligations or liabilities with respect to the Longview Project. Notwithstanding anything to the contrary contained in the Original Loan Documents or this Agreement, if Agent, Lender, and Substitute Borrower elect to extend the Maturity Date of the Loan beyond December 28, 2011, from and after December 28, 2011, Original Borrower shall have no liability for loss suffered by Lender on account of Lender’s failure to receive full payment of principal and interest due under the Note, even if such loss is alleged to have resulted from Original Borrower’s failure to perform its obligations under the Original Loan Documents prior to the Effective Date.

6. Acceptance of Substitute Guaranty and Release of Original Guarantor. Lender hereby acknowledges receipt of the Substitute Guaranty. Original Guarantor shall have no obligation or liability under the Original Guaranty or the Indemnity Agreement from and after the Effective Date, provided that such release shall not cover any such obligation or liability accruing up to and including the Effective Date or any of Original Guarantor’s obligations contained in this Agreement. Notwithstanding anything to the contrary contained in the Original Loan Documents or this Agreement, if Agent, Lender, and Substitute Borrower elect to extend the Maturity Date of the Loan beyond December 28, 2011, from and after December 28, 2011, Original Guarantor shall have no liability for loss suffered by Lender on account of Lender’s failure to receive full payment of principal and interest due under the Note, even if such loss is alleged to have resulted from Original Borrower’s failure to perform its obligations under the Original Loan Documents prior to the Effective Date.

7. Loan Balance. Substitute Borrower, Substitute Guarantor, and Lender hereby acknowledge that the unpaid principal balance of the Note as of the Effective Date is $23,238,842.49, with interest paid up to and including May 1, 2011. The Loan has been fully funded, and no amounts remain available for disbursement under the Loan Documents.

8. Modification of Loan Documents. From and after the Effective Date, all references in the Loan Documents to:

(a)	Except as set forth in Section 9 below, “Borrower” shall mean and refer to Substitute Borrower;

(b)	“Initial Funding Note,” “Note,” or “Notes” shall mean and refer to the Note;

(c)	“Agreement of Principal” shall mean and refer to the Substitute Guaranty;

(d)	“Loan Agreement” shall mean and refer to the Loan Agreement;

(e)	“Loan Documents” shall mean and refer to the Loan Documents as defined in the Loan Agreement;

(f)	“Maker” shall mean and refer to Substitute Borrower; and

(g)	“Principal” shall mean and refer to Substitute Guarantor.

9. Assumption of Property-Specific Documents. Effective as of the Effective Date:

(a) G&E HC REIT II Alice MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Alice Deed of Trust, the Alice ALR, and the Alice ARGL, and the terms “Borrower” (as used in the Alice Deed of Trust), “Assignor” (as used in the Alice ALR), and “Tenant” (as used in the Alice ARGL) shall mean and refer to G&E HC REIT II Alice MOB, LLC.

(b) G&E HC REIT II Carlsbad MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Carlsbad Mortgage, the Carlsbad ALR, and the Carlsbad ARGL, and the terms “Borrower” (as used in the Carlsbad Mortgage), “Assignor” (as used in the Carlsbad ALR), and “Tenant” (as used in the Carlsbad ARGL) shall mean and refer to G&E HC REIT II Carlsbad MOB, LLC.

(c) G&E HC REIT II Hobbs MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Hobbs Mortgage, the Hobbs ALR, the Hobbs ARGL, and the Hobbs SNDA, and the terms “Borrower” (as used in the Hobbs Mortgage), “Assignor” (as used in the Hobbs ALR), “Tenant” (as used in the Hobbs ARGL), and “Lessor” (as used in the Hobbs SNDA) shall mean and refer to G&E HC REIT II Hobbs MOB, LLC.

(d) G&E HC REIT II Hope MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Hope Mortgage, the Hope ALR, the Hope Guaranty Assignment, the Hope ARGL, and the Hope SNDA, and the terms “Borrower” (as used in the Hope Mortgage and the Hope Guaranty Assignment), “Assignor” (as used in the Hope ALR), “Tenant” (as used in the Hope ARGL), and “Lessor” (as used in the Hope SNDA) shall mean and refer to G&E HC REIT II Hope MOB, LLC.

(e) G&E HC REIT II Lake Charles MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Lake Charles Mortgage, the Lake Charles ALR, the Lake Charles ARGL, and the Lake Charles SNDA, and the terms “Borrower” (as used in the Lake Charles Mortgage), “Assignor” (as used in the Lake Charles ALR), “Tenant” (as used in the Lake Charles ARGL), and “Lessor” (as used in the Lake Charles SNDA) shall mean and refer to G&E HC REIT II Lake Charles MOB, LLC.

(f) G&E HC REIT II Lufkin MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Lufkin Deed of Trust, the Lufkin ALR, the Lufkin ARGL, and the Lufkin SNDA, and the terms “Borrower” (as used in the Lufkin Deed of Trust), “Assignor” (as used in the Lufkin ALR), “Tenant” (as used in the Lufkin ARGL), and “Lessor” (as used in the Lufkin SNDA) shall mean and refer to G&E HC REIT II Lufkin MOB, LLC.

(g) G&E HC REIT II Victoria MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Victoria Deed of Trust, the Victoria ALR, the Victoria Guaranty Assignment, the Victoria ARGL, and the Victoria SNDA, and the terms “Borrower” (as used in the Victoria Deed of Trust and the Victoria Guaranty Assignment), “Assignor” (as used in the Victoria ALR), “Tenant” (as used in the Victoria ARGL), and “Lessor” (as used in the Victoria SNDA) shall mean and refer to G&E HC REIT II Victoria MOB, LLC.

(h) G&E HC REIT II Wharton MOB, LLC, assumes and agrees to be bound by the terms and provisions of, the Wharton Deed of Trust, the Wharton ALR, the Wharton ARGL, and the Wharton SNDA, and the terms “Borrower” (as used in the Wharton Deed of Trust), “Assignor” (as used in the Wharton ALR), “Tenant” (as used in the Wharton ARGL), and “Lessor” (as used in the Wharton SNDA) shall mean and refer to G&E HC REIT II Wharton MOB, LLC.

10. Modification of Security Instruments. Effective as of the Effective Date, each Security Instrument is modified as follows:

Section 10.1. Recital A is deleted in its entirety and replaced with the following:

“A. Lender has agreed, subject to the terms and conditions of that certain Amended and Restated Loan Agreement (Portfolio) dated as of May 12, 2011 (as amended from time to time, the “Loan Agreement”), executed by and among Borrower, certain affiliates of Borrower (together with Borrower, the “Borrower Parties” and each individually, a “Borrower Party”), General Electric Capital Corporation, a Delaware corporation (in its individual capacity as a lender (“GECC”)) and the other financial institutions who are or hereafter become parties to the Loan Agreement (together with GECC, collectively or individually, as the context may require, “Lender”) and Agent, as agent for Lender, to make a loan (the “Loan”) to the Borrower Parties in the stated principal amount of up to Twenty-Three Million Two Hundred Thirty-Eight Thousand Eight Hundred Forty-Two and 49/100 Dollars ($23,238,842.49). The Loan is evidenced by that certain Modified Promissory Note (Portfolio) dated as of May 12, 2011 (together with all amendments thereto and substitutions therefor, the “Note”) in the original principal amount of Twenty-Three Million Two Hundred Thirty-Eight Thousand Eight Hundred Forty-Two and 49/100 Dollars ($23,238,842.49), providing for monthly payments as set forth in the Loan Agreement, with the balance thereof, due and payable on December 28, 2011 (said date or any earlier date on which the entire unpaid principal amount shall be paid or required to be paid in full, whether by prepayment, acceleration or otherwise is hereinafter called the “Maturity Date”). The terms and provisions of the Loan Agreement and Note are hereby incorporated by reference in this Deed of Trust. Capitalized terms used but not defined herein shall have the meanings provided in the Loan Agreement.”

Section 10.2. Section 11 is deleted in its entirety and replaced with the following:

“11. Transfers of the Property or Interests in Borrower. Borrower shall not (a) create or permit the creation of any new ownership interest in Borrower or G&E HC REIT II DIXIE-LOBO MOB PORTFOLIO, LLC, a Delaware limited liability company (“Borrower Sole Member”) or Principal or (b) sell, transfer, encumber, convey or otherwise dispose of (or permit any of the foregoing) (i) all or any part of the Land or the Improvements, or any interest therein or (ii) any direct or indirect ownership interest in Borrower or Borrower Sole Member or Principal (including any interest in the profits, losses or cash distributions in any way relating to the Property or Borrower or Borrower Sole Member). Intestate transfers or transfers by devise or estate planning transfers to trusts, the beneficiaries of which are family members of the transferor, shall not constitute a transfer for the purposes of the foregoing provisions. In addition, the provisions of this [Deed of Trust/Mortgage (as applicable)] shall be subject at all times to the transfer restrictions contained in the Loan Agreement. Notwithstanding any provision to the contrary contained in this instrument or in the Loan Agreement, the following transfers are hereby permitted without Agent’s or Lender’s consent but only if (1) any such transfer would not result in an Event of Default under the Ground Lease, and (2) any such transfer would be in compliance with Sections 4.27 and 5.10 of the Loan Agreement, and (3) following any such transfer, Grubb & Ellis Healthcare REIT II Advisor, LLC, will remain the advisor of Principal, unless Agent and Lender consent in writing to the appointment of a new advisor, which consent may be given or withheld in Agent’s and Lender’s sole discretion:

(A) The transfer or issuance of securities or shares of Principal involving forty-nine percent (49%) or less of the securities or shares of Principal in a single transaction or coordinated series of transactions; and

(B) The transfer of limited partnership interests in G&E Holdings, provided that Principal (i) remains the sole general partner of G&E Holdings, and (ii) Controls G&E Holdings. As used in this paragraph, “Controls” means the power to direct the management and policies of G&E Holdings, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise.

Borrower or Principal will notify Agent in writing of any transfer permitted under (A) or (B) above within ten (10) business days after the consummation thereof.”

Section 10.3. All references to “Borrower Party” or “Borrower Parties” shall mean and refer to Substitute Borrower.

11. Modification of ALRs. Effective as of the Effective Date, the definition of “Loan Agreement” in each ALR is deleted in its entirety and replaced with the following:

““Loan Agreement”: The Amended and Restated Loan Agreement dated as of May 12, 2011, between Assignor (and certain affiliates of Assignor) and Assignee evidencing that certain loan of $23,238,842.49 (the “Loan”) from Assignee to Assignor and such affiliates of Assignor, as amended from time to time;”

12. Modification of Indemnity Agreement. Effective as of the Effective Date, the Indemnity Agreement is modified as follows:

Section 12.1. The term “Project” in Recital A is modified to exclude the Longview Project, and the Longview Legal Description is deleted in its entirety from Exhibit A attached thereto. Notwithstanding anything contained in the Indemnity Agreement, from and after the Effective Date the Indemnity Agreement shall not apply to the Longview Project, and Substitute Borrower and Substitute Guarantor shall have no obligation and incur no liability with respect to the Longview Project.

Section 12.2. Recitals B and C are deleted in their entirety and replaced with the following:

“B. Borrower has entered into that certain Amended and Restated Loan Agreement dated as of May 12, 2011 (and as amended from time to time, the “Loan Agreement”) with GECC and the other financial institutions who are or hereafter may become parties thereto as lenders (together with GECC, collectively or individually, as the context may require, the “Lender”) and Agent, pursuant to which Lender has confirmed a loan to Borrower in the principal sum of $23,238,842.49 (the “Loan”).”

“C. To evidence the Loan, Borrower’s predecessor in interest has executed and delivered to Agent, and Borrower has assumed all obligations with respect to payment and performance of, that certain Modified Promissory Note (Portfolio) dated as of May 12, 2011, in the original principal amount of Twenty-Three Million Two Hundred Thirty-Eight Thousand Eight Hundred Forty-Two and 49/100 Dollars ($23,238,842.49) (together with all amendments thereto and substitutions therefor, the “Note”).”

13. Release of Lender. Each of the Loan Parties hereby releases, remises, acquits and forever discharges Agent and Lender, together with their respective agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, employees, subsidiary corporations, parent corporations, and related corporate divisions, past and present (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter accruing, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties (but not for the gross negligence or willful misconduct of any of the Released Parties) prior to and including the date hereof, and in any way directly or indirectly arising out of or in any way connected to the Original Loan Documents, this Agreement, or any Loan Document, or any of the transactions associated therewith, or the Property, including specifically but not limited to claims of usury, lack of consideration, fraudulent conveyance and lender liability. THE FOREGOING RELEASE INCLUDES ACTIONS AND CAUSES OF ACTION, JUDGMENTS, EXECUTIONS, SUITS, DEBTS, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, DAMAGES, AND EXPENSES ARISING AS A RESULT OF THE NEGLIGENCE OF ONE OR MORE OF THE RELEASED PARTIES.

14. Representations of Substitute Borrower. Each Substitute Borrower hereby represents and warrants that (a) as of the Effective Date, Substitute Borrower is the lawful owner of good and indefeasible title to the Property; (b) the Loan Documents to which Substitute Borrower is a party and this Agreement constitute Substitute Borrower’s legal, valid, and binding obligations, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (c) Substitute Borrower’s execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement, or undertaking to which Substitute Borrower is a party or by which Substitute Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Substitute Borrower is subject; (d) to Substitute Borrower’s actual knowledge, there exists no uncured default under the Loan Documents; (e) to the best of Substitute Borrower’s knowledge, there are no offsets, claims, or defenses to the Loan Documents; and (f) each Substitute Borrower is currently duly organized and legally existing under the laws of its state of organization and is qualified to do business in the state where the Property is located.

15. Representations of Substitute Guarantor. Substitute Guarantor hereby represents and warrants that (a) the Loan Documents to which Substitute Guarantor is a party and this Agreement constitute Substitute Guarantor’s legal, valid, and binding obligations, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors’ rights or the collection of debtors’ obligations generally; (b) Substitute Guarantor’s execution and delivery of this Agreement, the Substitute Guaranty, and the Indemnity Agreement do not contravene, result in a breach of, or constitute a default under any deed of trust, deed to secure debt, mortgage, loan agreement, indenture or other contract, agreement, or undertaking to which Substitute Guarantor is a party or by which Substitute Guarantor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both) and do not violate or contravene any law, order, decree, rule or regulation to which Substitute Guarantor is subject; (c) to Substitute Guarantor’s actual knowledge, there exists no uncured default under the Loan Documents; and (d) to the best of Substitute Guarantor’s knowledge, there are no offsets, claims, or defenses to the Loan Documents.

16. Representations of Original Borrower and Original Guarantor. Each Original Borrower and Original Guarantor hereby represents and warrants that (a) to the best of Original Borrower’s and Original Guarantor’s knowledge, after reasonable inquiry, there exists no uncured default under the Loan Documents; and (b) there are no offsets, claims, or defenses to the Loan Documents. Original Borrower further represents to Agent and Substitute Borrower that Signature Medical Park Hospital, LLC (the “Hope Master Tenant”) is delinquent in the payment of certain rental obligations under the Master Lease between Hope-TMB, LLC, and Hope Master Tenant (the “Hope Master Lease”). Under the terms of the Hope Master Lease, such rental delinquencies do not constitute an Event of Default under the Loan Documents unless notice of default is given by the master lessor under the Hope Master Lease to the Hope Master Tenant, and the Hope Master Tenant thereafter fails to cure such default within the applicable notice and cure period provided for in the Hope Master Lease, which notice of default Original Borrower has not delivered to the Hope Master Tenant.

17. Representations, Acknowledgments, and Waiver of Agent. Agent represents and warrants that (a) the documents listed on Schedule I attached to and made a part of this Agreement comprise all of the Loan Documents in effect as of the Effective Date that are being assumed by Substitute Borrower; (b) Agent has no actual current knowledge that any uncured Event of Default currently exists under the Loan Documents; (c) Lender is the owner and holder of the Note; (d) Agent has full power and authority to execute and deliver this Agreement; and (e) the person executing this Agreement on Agent’s behalf is duly authorized to do so. Agent hereby acknowledges that pursuant to deliveries made by Original Borrower and/or Substitute Borrower on or before the Effective Date, any breaches of Sections 5.18 and 5.20 of the Original Loan Agreement, and the corresponding provisions of the ARGLs, have been cured (collectively, the “Cured Breaches”). Agent hereby waives its right to enforce any of its rights and remedies under the Loan Documents or the Original Loan Documents with respect to the Cured Breaches. Such waiver on Agent’s part is made without prejudice to Agent’s rights to enforce any of its rights and remedies under the Loan Documents or the Original Loan Documents in connection with any other existing or future Event of Default.

18. Additional Documentation. Loan Parties, upon request from Agent, agree to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the Loan.

19. Legal Opinion. As a condition to Agent’s execution of this Agreement, Substitute Borrower shall cause to be delivered to Agent a legal opinion of counsel for Loan Parties in form and substance as Agent may require.

20. Recordation; Endorsement of Loan Title Policy. Contemporaneously herewith, Agent will deliver this Agreement for recording in the appropriate records of each county where the Property is located at Substitute Borrower’s expense and Substitute Borrower will, at its sole cost and expense, obtain and deliver to Agent new loan policies of title insurance as required under the Loan Agreement and/or endorsements to Agent’s existing loan policies of title insurance insuring the lien of the Security Instruments, as modified hereby, and otherwise in form and content acceptable to Agent.

21. Ratification of Loan Documents. Except as provided herein, the terms and provisions of the Loan Documents shall remain unchanged and shall remain in full force and effect. The Loan Documents, as modified and amended hereby, are hereby ratified and confirmed in all respects. All liens, security interests, mortgages and assignments granted or created by or existing under the Loan Documents continue, unabated, in full force and effect, to secure Substitute Borrower’s obligation to repay the Note. All references in any of the Loan Documents to a Loan Document shall hereafter refer to such Loan Document as amended by this Agreement.

22. Integration. This Agreement supersedes and merges all prior and contemporaneous promises, representations and agreements with respect to the matters set forth herein. No modification of this Agreement or any waiver of rights hereunder shall be effective unless made by supplemental agreement, in writing, executed by Agent and Loan Parties. Agent and Loan Parties further agree that this Agreement may not in any way be explained or supplemented by a prior, existing or future course of dealings between the parties or by any prior, existing, or future performance between the parties pursuant to this Agreement or otherwise.

23. Costs and Expenses. Contemporaneously with the execution and delivery of this Agreement and as a condition to its effectiveness, Substitute Borrower and/or Original Borrower shall pay, or cause to be paid, all costs and expenses incident to the preparation hereof and the consummation of the transactions specified herein, including without limitation title insurance policy endorsement charges, recording fees, and fees and expenses of legal counsel to Agent.

24. Severability. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.

25. Time of the Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

26. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

27. Successors and Assigns. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

28. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS EXCEPT THAT THE PROVISIONS OF THE LAWS OF THE JURISDICTION IN WHICH THE PROPERTY IS LOCATED SHALL BE APPLICABLE TO THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS CREATED BY THE SECURITY INSTRUMENTS ON ALL (A) REAL PROPERTY (INCLUDING IMPROVEMENTS, APPURTENANCES AND THE RENTS, ISSUES, AND PROFITS OF REAL PROPERTY) AND (B) EXCEPT AS OTHERWISE PROVIDED BY THE UNIFORM COMMERCIAL CODE, PERSONAL PROPERTY. THE INVALIDITY, ILLEGALITY, OR UNENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY, OR ENFORCEABILITY OF THE REMAINDER OF THIS AGREEMENT, AND TO THIS END, THE PROVISIONS OF THIS AGREEMENT ARE DECLARED TO BE SEVERABLE.

29. Notice of Final Agreement. Loan Parties and Agent hereby take notice of and agree to the following: THE LOAN DOCUMENTS AND THIS AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Loan Parties and Agent have executed this Agreement on the respective dates of acknowledgment, to be effective as of the Effective Date.

[Remainder of page intentionally left blank; signature pages follow]

Substitute Alice Borrower’s Signature Page (1 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II ALICE MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE

ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011
Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

Substitute Carlsbad Borrower’s Signature Page (2 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II CARLSBAD MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE

ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Hobbs Borrower’s Signature Page (3 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II HOBBS MOB, LLC,
a Delaware limited liability company
By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE

ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Hope Borrower’s Signature Page (4 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II HOPE MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Lake Charles Borrower’s Signature Page (5 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II LAKE CHARLES MOB, LLC,

a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Lufkin Borrower’s Signature Page (6 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II LUFKIN MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Victoria Borrower’s Signature Page (7 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II VICTORIA MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:

/s/ Rex Morishita
Printed Name: Rex Morishita

/s/ Brian McDonald
Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Wharton Borrower’s Signature Page (8 of 8) for
Assumption and Modification Agreement
(Portfolio)

G&E HC REIT II WHARTON MOB, LLC,
a Delaware limited liability company

By: G&E HC REIT II Dixie-Lobo MOB Portfolio, LLC,
a Delaware limited liability company, its Sole Member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its Sole Member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:
/s/ Rex Morishita Printed Name: Rex Morishita /s/ Brian McDonald Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE

ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Substitute Guarantor’s Signature Page for Assumption and Modification Agreement
(Portfolio)

Grubb & Ellis Healthcare REIT II, Inc.,
a Maryland corporation, its General Partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Chief Financial Officer

Witnesses:
/s/ Rex Morishita Printed Name: Rex Morishita /s/ Brian McDonald Printed Name: Brian McDonald

NOTE: Notary Public may not serve as a witness

CALIFORNIA ALL PURPOSE NOTARY ACKNOWLEDGMENT
FOLLOWS THIS PAGE
ACKNOWLEDGEMENT

STATE OF CALIFORNIA COUNTY OF ORANGE	§ § §	SS.

On May 10, 2011 before me, P.C. Han, Notary Public, personally appeared Shannon K S Johnson, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature: /s/ P.C. Han (Seal)
My commission expires: June 25, 2011

Original Alice Borrower’s Signature Page (1 of 9) for
Assumption and Modification Agreement
(Portfolio)

TMB-ALICE, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SMP Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Medical Properties, LLC, a Delaware limited liability company, in its capacity as Managing Member of SMP-General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of TMB-ALICE, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Carlsbad Borrower’s Signature Page (2 of 9) for
Assumption and Modification Agreement
(Portfolio)

CARLSBAD-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SMP Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Medical Properties, LLC, a Delaware limited liability company, in its capacity as Managing Member of SMP-General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of CARLSBAD-TMB, LLC, a Delaware limited liability company, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Hobbs Borrower’s Signature Page (3 of 9) for
Assumption and Modification Agreement
(Portfolio)

HOBBS-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of HOBBS-TMB, LLC, a Delaware limited liability company, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Hope Borrower’s Signature Page (4 of 9) for
Assumption and Modification Agreement
(Portfolio)

HOPE-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of HOPE-TMB, LLC, a Delaware limited liability company, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Lake Charles Borrower’s Signature Page (5 of 9) for
Assumption and Modification Agreement
(Portfolio)

TMB-LAKE CHARLES, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of SMP-General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of TMB-LAKE CHARLES, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Longview Borrower’s Signature Page (6 of 9) for
Assumption and Modification Agreement
(Portfolio)

LONGVIEW-TMB, L.P., a Delaware limited partnership

By: Longview –TMB General Partner, LLC,

a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of Longview-TMB General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of LONGVIEW-TMB, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Lufkin Borrower’s Signature Page (7 of 9) for
Assumption and Modification Agreement
(Portfolio)

TMB-LUFKIN, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of SMP-General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of TMB-LUFKIN, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Victoria Borrower’s Signature Page (8 of 9) for
Assumption and Modification Agreement
(Portfolio)

VICTORIA-TMB, L.P., a Delaware limited partnership

By: Victoria General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc., a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SMP Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of Victoria General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of VICTORIA-TMB, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Wharton Borrower’s Signature Page (9 of 9) for
Assumption and Modification Agreement
(Portfolio)

TMB-I, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

Witnesses:

/s/ Robin Greeasten
Printed Name: Robin Greeasten

/s/ Catherine Denise
Printed Name: Catherine Denise

NOTE: Notary Public may not serve as a witness
STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

This instrument was acknowledged before me on May 10, 2011, by Douglas F. Ray, Vice President of Seavest Inc., a New York corporation, in its capacity as Non-Member Manager of SP I Manager, LLC, a Delaware limited liability company, in its capacity as Managing Member of Seavest Properties I, LLC, a Delaware limited liability company, in its capacity as Managing Member of SMP-General Partner, LLC, a Delaware limited liability company, in its capacity as general partner of TMB-I, L.P., a Delaware limited partnership, on behalf of said entities.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Original Guarantor’s Signature Page for Assumption and Modification Agreement
(Portfolio)

/s/ Richard Segal
Richard Segal

Witnesses:

/s/ Catherine Denise
Printed Name: Catherine Denise

/s/ Barbara M. Enright
Printed Name: Barbara M. Enright

NOTE: Notary Public may not serve as a witness

STATE OF NEW YORK COUNTY OF WESTCHESTER	) ) )

On the 10th day of May, 2011 before me, the undersigned, personally appeared Richard Segal, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, executed the instrument.

/s/ Elizabeth M. Carey
Notary Public

Elizabeth M. Carey
Printed Name (or Stamp) of Notary Public
My Appointment Expires: July 18, 2013

Agent’s Signature Page for Assumption and Modification Agreement
(Portfolio)

GENERAL ELECTRIC CAPITAL CORPORATION,
a Delaware corporation

By:/s/ Daniel Eppley
Name: Daniel Eppley
Its: Vice President

Witnesses:

/s/ Brad Haber
Printed Name: Brad Haber

/s/ Jim McMahon
Printed Name: Jim McMahon

STATE OF TEXAS COUNTY OF DALLAS	) ) )

This instrument was acknowledged before me on May 5, 2011, by Daniel Eppley, Vice President of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, on behalf of said corporation.

/s/ Martha Hariris
Notary Public

Martha Hariris
Printed Name (or Stamp) of Notary Public
My Appointment Expires: April 25, 2014

NOTE: Notary Public may not serve as a witness